THE PBHG FUNDS, INC.

                         SUPPLEMENT DATED APRIL 24, 2000
                   TO THE PROSPECTUS FOR THE PBHG CLASS SHARES
                               DATED JULY 31, 1999


     This Supplement updates certain information contained in the Prospectus, as supplemented on November 16, 1999, January 26, 2000, and April 14, 2000. You should retain the Prospectus and all Supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-433-0051.

     Effective April 24, 2000, the PBHG New Opportunities Fund is managed by Gary L. Pilgrim, CFA and the PBHG Select Equity Fund is managed by Michael S. Sutton, CFA. A discussion of their prior work experience begins on page 63 of the Prospectus.